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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2001
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                                 POWERTEL, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-23102                    58-1944750
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

1239 O.G. Skinner Drive, West Point, Georgia                            31833
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 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (706) 645-2000
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On April 13, 2001, Powertel, Inc., a Delaware corporation ("Powertel"), entered into Amendment No. 1, dated as of April 13, 2001 ("Amendment No. 1"), to the Agreement and Plan of Merger dated as of August 26, 2000, as amended and restated as of February 8, 2001 ("Merger Agreement"), among Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany ("DT"), Powertel and Bega II, Inc., a Delaware corporation formed by Deutsche Telekom AG. Amendment No. 1 clarifies the mechanics of the share exchange procedure that occurs between DT and DT's merger subsidiary upon the effectiveness of the DT/Powertel merger. Amendment No. 1 does not affect the consideration to be received by Powertel's stockholders or the procedures that Powertel's stockholders must follow to exchange their shares in the DT/Powertel merger. A copy of Amendment No. 1 is attached hereto as an exhibit and is incorporated herein by reference. The Merger Agreement was filed on February 9, 2001 as Annex B to Powertel's definitive proxy statement on Schedule 14A.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

                  99.1 Amendment No. 1, dated as of April 13, 2001, to the Agreement and Plan of Merger, dated as of August 26, 2000, as amended and restated as of February 8, 2001, among Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, Powertel, Inc., a Delaware corporation, and Bega II, Inc., a Delaware corporation formed by Deutsche Telekom AG.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       POWERTEL, INC.



                                       By: /s/ Fred G. Astor, Jr.
                                          -------------------------------
                                           Fred G. Astor, Jr.
                                           Chief Financial Officer


Dated:  May 2, 2001

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                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION
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
99.1              Amendment No. 1, dated as of April 13, 2001,  to the  Agreement  and Plan of Merger,
                  dated as of August 26, 2000, as amended and restated as of February 8, 2001, among
                  Deutsche Telekom AG, an Aktiengesellschaft  organized and existing under the laws of the Federal  Republic of Germany,  Powertel,  Inc.,  a Delaware  corporation,  and Bega II,
                  Inc., a Delaware corporation formed by Deutsche Telekom AG.